FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):    July 19, 1997

              Group V Corporation (formerly, NuOasis Gaming, Inc.)
             (Exact name of registrant as specified in its charter.)

                                    Delaware
                    (State of incorporation or organization)

                                     0-18224
                            (Commission File Number)

                                   95-4176781
                      (I.R.S. Employee Identification No.)

                    2 Park Plaza, Suite 470, Irvine, CA 92614
                    (Address of principal executive offices)

                                      92614
                                   (Zip Code)

       Registrant's telephone number, including area code: (714) 833-5382

          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant

                  N/A

Item 2.  Acquisition or Disposition of Assets

                  N/A

Item 3.  Bankruptcy or Receivership

                  N/A

Item 4.  Changes in Registrant's Certifying Accountant

                  N/A

Item 5.  Other Events

         On July 19, 1997, Joseph Monterosso resigned as a Director and as President of Group V Corporation. He remains the President and Chairman of the Company's wholly-owned subsidiary, National Pools Corporation ("NPC"). Mr. Monterosso resigned his position as an officer and director of Group V in order to devote his full time and attention to the roll-out of the Hit-Lotto(TM) program developed by NPC.

Item 6.  Resignation of Registrant's Directors

                  N/A

Item 7.  Financial Statements and Exhibits

                  N/A

Item 8.  Change in Registrant's Fiscal Year

                  N/A

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                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GROUP V CORPORATION
                                        (formerly NuOasis Gaming, Inc.)
                                        (Registrant)

Dated: July 22, 1997                    By:  /s/  Fred G. Luke
                                             ----------------------------------
                                                  Fred G. Luke, Director

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